Supplement Dated August 15, 2011 to your Prospectus

Effective September 1, 2011, the maximum up-front commissions for B-Share  Contracts is 7.25% and for L-Share Contracts is 6%.

Section 7 – Safety Plus

Income Enhancer feature of the Safety Plus rider is not available if the Personal Pension Account rider is not approved in your state.

Section 8.b State Variations

The first sentence for the State of New York is deleted and replaced with the following sentence:

The Personal Pension Account rider is not available.

This Supplement should be retained with the Prospectus for future reference.

HV-8122